UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On September 16, 2019, Endurance International Group Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that on September 13, 2019, the Company completed its acquisition of substantially all of the assets of Ecomdash, a software solutions provider that enables inventory management, distribution, and multichannel marketplace listings for ecommerce retailers, from LTD Software LLC. This Form 8-K/A amends the Initial Form 8-K to include the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K that was excluded from the Initial Form 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits

The financial information included as an Exhibit to this Item 9.01 of Form 8-K is provided due to Ecomdash meeting the “income test” set forth in Regulation S-X under the Securities Act of 1933, as amended, which is one of the prescribed tests for determining whether the financial statements of an acquired business are required to be filed.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and Ecomdash as of June 30, 2019, for the year ended December 31, 2018, and for the six months ended June 30, 2019, and accompanying notes, are included as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial statements of the Company and Ecomdash as of June 30, 2019, for the year ended December 31, 2018, and for the six months ended June 30, 2019

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.
Date: October 30, 2019

/s/ Marc Montagner
(Signature)
Name: Marc Montagner
Title: Chief Financial Officer